SELIGMAN
                                ----------------
                                     QUALITY
                                ----------------
                                    MUNICIPAL
                                   FUND, INC.


                               [GRAPHIC OMITTED]

                              THIRD QUARTER REPORT
                                  JULY 31, 2001

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TO THE STOCKHOLDERS

For the three months ended July 31, 2001, Seligman Quality Municipal Fund posted a total return of 2.06%, based on market price, and 4.33%, based on net asset value. The Fund's yield on July 31, 2001, based on market price, was 5.67%. The Fund may be particularly attractive to investors in higher tax brackets, offering a taxable equivalent yield of 9.31%, based on a federal tax bracket of 39.1%. Preferred Stockholders of the Fund were paid dividends at annual rates ranging from 2.70% to 5.00%.

     During the Fund's third quarter, the US economy continued to decelerate, showing particular weakness in the areas of corporate profits and capital spending. During this time, the Federal Reserve Board continued to cut the federal funds rate in an effort to encourage business investment and stimulate economic growth. The Fed has now lowered rates seven times since the beginning of 2001, for a total of 300 basis points. The Fed has indicated that it is more worried by the present economic sluggishness than by possible inflationary pressures. With inflation currently stable, further interest rate reductions are possible later in the year.

     As interest rates moved lower, there was a significant increase in the issuance of new municipal bonds during the Fund's third quarter, as well as an increase in refunding bonds, which are used to retire outstanding, higher-cost debt. Fortunately, investor demand for municipal bonds kept pace with this increased supply. Ongoing volatility in the stock market, attractive taxable-equivalent yields, and relative stability have continued to make municipal bonds a popular choice for many investors.

     Looking ahead, we anticipate that the economy will respond favorably to the Fed's series of interest rate cuts. Corporate profits should bottom out between now and the end of 2001, and the economy should begin to accelerate shortly afterward. Consumer spending and the housing market (two important indicators of economic health) have held up well during the current slowdown, and they should continue to work in the economy's favor.

     The economic slowdown has caused many states' tax revenues to decline, and has generated concern about the financial health of the nation's states and municipalities. In our view, however, the overall outlook for the municipal market remains positive because of improving credit quality and attractive taxable-equivalent yields. Further, your Fund holds a minimum of 80% of its portfolio in AAA-rated issues, which are backed by municipal bond insurance. We believe that this emphasis on high-quality municipal bonds will continue to serve Stockholders well.

     Thank you for your continued support of Seligman Quality Municipal Fund. A discussion with your Portfolio Manager, as well as the Fund's performance history and portfolio of investments, follows this letter.

     By order of the Board of Directors,



/s/ William C. Morris

William C. Morris
Chairman




                           /s/ Thomas G. Moles

                           Thomas G. Moles
                           President
August 31, 2001

                                                                               1
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INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES


[PHOTO OMITTED]

SELIGMAN MUNICIPALS TEAM: (FROM LEFT) EILEEN COMERFORD,
AUDREY KUCHTYAK, THERESA BARION, DEBRA MCGUINNESS,
THOMAS G. MOLES (PORTFOLIO MANAGER)

WHAT ECONOMIC AND MARKET FACTORS AFFECTED SELIGMAN QUALITY MUNICIPAL FUND DURING THE THREE MONTHS ENDED JULY 31, 2001?

     The positive trends that characterized the municipal market during the first half of Seligman Quality Municipal Fund's fiscal year extended into the Fund's third quarter. Throughout the last three months, long-term municipal yields fluctuated within a narrow trading range and ended the quarter at the low end of the range for the period. Performance returns for the period were positive for the Fund, as well as for the overall municipal market. The yield differential between municipal bonds and Treasury bonds remains historically tight. On several occasions during the period under review, long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, actually exceeded the yield on the 10-year Treasury. As a result of the narrow yield spreads, municipal bonds continue to offer a significant yield advantage as compared to the after-tax returns of Treasury bonds. At present, we believe that an investment in municipal bonds appears advantageous even for investors in lower tax brackets.

     The Federal Reserve Board continued to cut interest rates during the period under review, lowering the federal funds rate 300 basis points since January 2001. The lower interest rate environment led to a significant increase in municipal issuance. Year-to-date, volume has risen by almost 40% compared to the same period in 2000. Refunding bonds, which are issued primarily to retire outstanding higher-cost debt, have experienced an impressive 279% increase in supply compared to the same period last year. With few exceptions, demand has kept pace with supply. Disappointing equity market returns have prompted many investors to reevaluate their asset allocation. The municipal market's record of safety and stability has attracted a growing number of investors, as evidenced by strong inflows into municipal funds.

     Municipal credit quality improved during the Fund's third quarter. Standard & Poor's reported that for the 22nd consecutive quarter ended June 30, 2001, overall rating upgrades exceeded downgrades by a ratio of 1.7 to 1. The ratio did decline, however, from the first calendar quarter of 2001, due in large part to the downgrade of California state debt. Among individual sectors, health care downgrades continued to outpace upgrades. The health care industry has endured a prolonged period of decline due to government cutbacks and the growth of managed care, but has recently shown signs of stabilizing. The decade-long economic expansion generally strengthened the financial health of the nation's states, cities, and municipalities, and this should enable them to better withstand the effects of the current economic downturn.

2
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INTERVIEW WITH YOUR PORTFOLIO MANAGER (continued)

WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS TIME?

     Our investment strategy for the past fiscal quarter was consistent with our expectation for continued sluggish economic conditions and stable long-term interest rates. New Fund purchases consisted of municipal bonds maturing in 30 years. Long-term bonds offer the highest yields, as well as the greatest potential for price appreciation as interest rates decline. (Conversely, as rates rise, longer maturity bonds typically underperform shorter maturity bonds.) Cash positions were kept to a minimum due to their low yields and lack of price appreciation potential. At quarter-end, housing bonds, specifically state housing agencies, represented the Fund's largest sector, followed by transportation and water and sewer bonds. Given the possibility of continued weakness in the economy, we currently favor municipal bonds that have been issued to fund essential services such as transportation and schools. We continually focus on improving the call protection of the Fund by concentrating Fund purchases in municipal bonds with call dates of ten years and longer. By limiting near-term call exposure, we can better manage the Fund's dividend distribution.

     The Fund is required to maintain a minimum of 80% of its portfolio in AAA-rated municipal issues. Most of these holdings are rated AAA because they are backed by municipal bond insurance. We believe that the Fund's emphasis on insured bonds should help insulate the Fund from the negative effects of the economic downturn. At the same time, it is our policy to require that all portfolio holdings meet our credit criteria, regardless of insurance coverage. We perform in-depth credit analysis on every bond we purchase, and continually monitor holdings for signs of deterioration in creditworthiness.


WHAT IS YOUR OUTLOOK?

     Since the beginning of 2001, the Fed has acted aggressively to restore consumer confidence and return economic growth to its non-inflationary potential, and we are hopeful that economic conditions will improve going forward. Statements released by the Fed suggest that it may be nearing the end of its easing cycle. At the same time, the Fed has sought to reassure financial markets by reiterating its intent to act decisively should an economic recovery fail to materialize. Throughout the Fund's current fiscal year, the municipal market experienced a period of declining long-term interest rates, improving credit trends, and attractive real rates of return, all of which contributed to positive investment returns for Seligman Quality Municipal Fund. We believe these positive trends will continue for the Fund's fourth fiscal quarter, and we anticipate another successful year end.

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INVESTMENT RESULTS PER COMMON SHARE

TOTAL RETURNS*
FOR PERIODS ENDED JULY 31, 2001

                                                        AVERAGE ANNUAL
                                               --------------------------------
                                                                        SINCE
                         THREE       SIX        ONE         FIVE      INCEPTION
                         MONTHS     MONTHS      YEAR       YEARS      11/29/91
                        ------      ------     ------      -----      --------
     Market Price**      2.06%       1.86%     11.23%      5.51%        5.38%
     Net Asset Value**   4.33        3.80      11.78       6.95         7.76

PRICE PER SHARE
                           JULY 31,     APRIL 30,     JANUARY 31,   OCTOBER 31,
                             2001         2001           2001          2000
                           --------     ---------     -----------   -----------
     Market Price          $12.18        $12.10         $12.29        $11.50
     Net Asset Value        14.16         13.76          14.02         13.62

DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE NINE MONTHS ENDED JULY 31, 2001

                                                        CAPITAL GAIN
                                            ------------------------------------
                         DIVIDENDS PAID+     PAID        REALIZED    UNREALIZED
                         --------------     -------      --------    -----------
                            $0.5224          $0.069       $0.119       $0.757++

ANNUAL DISTRIBUTION RATE

The annual distribution rate based on the current monthly dividend and market price at July 31, 2001, was 5.67%, which is equivalent to a taxable yield of 9.31% based on the maximum federal tax rate of 39.1%. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.


         -------------------------------------------------------------

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

 * Returns for periods of less than one year are not annualized.

** These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.

 + Preferred Stockholders were paid dividends at annual rates ranging from 2.70% to 5.00%. Earnings on the Fund's assets in excess of the preferred dividend requirements constituted dividend income for Common Stockholders. A portion of dividends paid to Common Stockholders may be taxable as ordinary income.

++ Represents the per share amount of net unrealized appreciation of portfolio securities as of July 31, 2001.

4
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PORTFOLIO OF INVESTMENTS (unaudited)                               JULY 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                             FACE                                                                   RATINGS
STATE                       AMOUNT                   MUNICIPAL BONDS                              MOODY'S/S&P          MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
ALABAMA--4.8%            $5,000,000   Jefferson County Sewer Rev. (Capital Improvement
                                        Warrants), 5.125% due 2/1/2039 ..........................    Aaa/AAA          $  4,848,650
ALASKA--6.8%              2,000,000   Alaska Energy Authority Power Rev. (Bradley Lake
                                        Hydroelectric Project), 6% due 7/1/2021 .................    Aaa/AAA             2,274,920
                            485,000   Alaska Housing Finance Corporation (Collateralized
                                        Veterans' Mortgage Program), 6.50% due 6/1/2034 .........    Aaa/AAA               495,971
                          4,000,000   Alaska Housing Finance Corporation Mortgage
                                        Rev., 6% due 12/1/2040 ..................................    Aaa/AAA             4,107,400
CALIFORNIA--14.1%         4,000,000   Foothill/Eastern Transportation Corridor Agency Toll
                                        Road Rev., 5.75% due 1/15/2040 ..........................   Baa3/BBB-            4,021,720
                          5,000,000   San Diego Public Facilities Financing Authority Sewer
                                        Rev., 5% due 5/15/2029 ..................................    Aaa/AAA             4,903,900
                          5,000,000   San Francisco City and County Airports Commission
                                        Rev. (International Airport), 5.80% due 5/1/2021* .......    Aaa/AAA             5,210,500
ILLINOIS--4.8%            5,000,000   Illinois Educational Facilities Authority Rev.
                                        (University of Chicago), 5.125% due 7/1/2038 ............    Aa1/AA              4,803,900
KANSAS--3.1%              3,000,000   Burlington Pollution Control Rev. (Kansas Gas and
                                        Electric Company Project), 7% due 6/1/2031 ..............    Aaa/AAA             3,069,120
LOUISIANA--1.0%             810,000   Louisiana Public Facilities Authority Hospital Rev.
                                        (Southern Baptist Hospitals, Inc. Project),
                                        8% due 5/15/2012++ ......................................    NR/AAA                973,839
MASSACHUSETTS--7.2%       4,000,000   Massachusetts Health & Educational Facilities
                                        Authority Rev. (New England Medical Center),
                                        6.625% due 7/1/2025 .....................................    Aaa/AAA             4,185,040
                          3,000,000   Massachusetts Housing Finance Agency Rev.
                                        (Residential Development), 6.875% due 11/15/2021 ........    Aaa/AAA             3,091,980
MICHIGAN--2.5%            2,500,000   Harper Creek Community School District GOs,
                                        5.125% due 5/1/2031 .....................................    Aaa/AAA             2,471,575
MINNESOTA--0.5%             500,000   Minneapolis - Saint Paul Metropolitan Airports
                                        Commission Rev., 5.75% due 1/1/2032 .....................    Aaa/AAA               531,340
MISSOURI--3.4%            3,250,000   Missouri Housing Development Commission Rev.
                                        (Single Family Mortgage), 6.375% due 9/1/2031* ..........    NR/AAA              3,420,398
MONTANA--2.3%             2,220,000   Forsyth Pollution Control Rev. (Puget Sound
                                        Power & Light Co.), 7.25% due 8/1/2021* .................    Aaa/AAA             2,271,304
NEW YORK--13.3%           3,000,000   Metropolitan Transportation Authority Rev.
                                        (Commuter Facilities), 6.10% due 7/1/2026(o).............    Aaa/AAA             3,429,360
                          1,875,000   New York City GOs, 6.25% due 4/15/2027 ....................     A2/A               2,021,100
                            230,000   New York City GOs, 6.25% due 4/15/2027 ....................     AAA/A                264,072
                          5,000,000   New York City Municipal Water Finance Authority
                                        (Water & Sewer System Rev.), 5.75% due 6/15/2026 ........    Aaa/AAA             5,271,950
                          2,125,000   New York State Thruway Authority General Rev.,
                                        6% due 1/1/2025(o).......................................    Aaa/AAA             2,359,324

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See footnotes on page 7.

PORTFOLIO OF INVESTMENTS (unaudited) (continued)                   JULY 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                             FACE                                                                   RATINGS
STATE                       AMOUNT                   MUNICIPAL BONDS                              MOODY'S/S&P          MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--5.3%       $5,000,000   Philadelphia Airport Rev., 6.10% due 6/15/2025* ...........    Aaa/AAA          $  5,278,800
TEXAS--7.4%               3,000,000   Dallas Area Rapid Transit Sales Tax Rev.,
                                        5.00% due 12/1/2031 .....................................    Aaa/AAA             2,899,830
                          1,000,000   Houston Water & Sewer Systems Rev.,
                                        6.125% due 12/1/2015(o)..................................    Aaa/AAA             1,109,310
                          2,000,000   Matagorda County Navigation District No. 1 Pollution
                                        Control Rev. (Central Power and Light Co. Project),
                                        6.125% due 5/1/2030* ....................................    Aaa/AAA             2,119,160
                          1,315,000   Texas State Veterans' Housing Assistance GOs,
                                        6.80% due 12/1/2023* ....................................    Aa1/AA              1,372,636
VIRGINIA--5.7%            2,500,000   Pocahontas Parkway Association Toll Road Rev.
                                        (Route 895 Connector), 5.50% due 8/15/2028 ..............   Baa3/BBB-            2,124,775
                          3,500,000   Virginia Housing Development Authority (Multi-
                                        Family Housing), 7% due 11/1/2012 .......................    Aa1/AA+             3,619,035
WASHINGTON--9.3%          2,000,000   Chelan County Public Utility District No. 001
                                        (Chelan Hydro Consolidated System Rev.),
                                        5.25% due 7/1/2033* .....................................    Aaa/AAA             1,934,180
                          2,000,000   Chelan County Public Utility District No. 001
                                        Construction Rev. (Chelan Hydro),
                                        5.60% due 1/1/2036* .....................................    Aaa/AAA             2,049,980
                          5,000,000   King County Sewer GOs, 6.125% due 1/1/2033 ................    Aaa/AAA             5,379,950
WISCONSIN--4.1%           4,000,000   Wisconsin Housing & Economic Development
                                        Authority Housing Rev., 6.85% due 11/1/2012 .............    Aaa/AAA             4,108,960
                                                                                                                      ------------
TOTAL MUNICIPAL BONDS
  (Cost $92,449,183)--95.6% ......................................................................................      96,023,979
                                                                                                                      ------------

                                          VARIABLE RATE DEMAND NOTES
                                          --------------------------

NEW YORK--7.3%            4,900,000   New York City GOs, due 10/1/2020 ..........................   VMIG-1/A-1+          4,900,000
                            200,000   New York City Municipal Water Finance
                                        Authority Water and Sewer Systems Rev.,
                                        due 6/15/2025 ...........................................   VMIG-1/A-1+            200,000
                          2,200,000   New York State Energy Research & Development
                                        Authority Pollution Control Rev. (New York State
                                        Electric & Gas Company), due 10/1/2029 ..................   VMIG-1/A-1+          2,200,000
PENNSYLVANIA--1.0%        1,000,000   Lehigh County General Purpose Authority
                                        Rev. (Lehigh Valley Healthcare), due 7/1/2029 ...........   VMIG-1/A-1+          1,000,000

PORTFOLIO OF INVESTMENTS (unaudited) (continued)                   JULY 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                             FACE                                                                   RATINGS
STATE                       AMOUNT             VARIABLE RATE DEMAND NOTES                         MOODY'S/S&P          MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------

TEXAS--0.5%                $500,000   North Central Texas Health Facility Development
                                      Corporation Rev. (Presbyterian Medical Center),
                                        due 12/1/2015 ...........................................   VMIG-1/A-1+       $    500,000
                                                                                                                      ------------
TOTAL VARIABLE RATE DEMAND NOTES (Cost $8,800,000)--8.8% .........................................................       8,800,000
                                                                                                                      ------------
TOTAL INVESTMENTS (Cost $101,249,183)--104.4% ....................................................................     104,823,979
OTHER ASSETS LESS LIABILITIES--(4.4)% ............................................................................      (4,386,285)
                                                                                                                      ------------
NET INVESTMENT ASSETS--100.0% ....................................................................................    $100,437,694
                                                                                                                      ============

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*   Interest income earned from this security is subject to the federal alternative minimum tax.

++  Escrowed-to-maturity security.

(o) Pre-refunded security.

Note: Investments in municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.



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FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 874-1092    Stockholder Services
(212) 682-7600    Outside the United States
(800) 622-4597    24-Hour Automated Telephone Access Service

                      Seligman Quality Municipal Fund, Inc.
                                   MANAGED BY
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        Investment Managers and Advisors
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017
                                www.seligman.com

                                                                    CESQF3c 7/01